Convertible Promissory Notes	12 Months Ended
Dec. 31, 2015
Restructuring and Related Activities [Abstract]
Convertible Promissory Notes
6.	Convertible Promissory Notes

In July 2014, the Company entered into an agreement to issue $10,000 of convertible promissory notes. The notes bore interest at a rate of 8.0% per annum. The Company received proceeds from the issuance of convertible promissory notes of $3,675 on July 31, 2014, $1,325 on September 29, 2014 and $5,000 on November 4, 2014, aggregating $10,000 for the year ended December 31, 2014. The notes originally matured at various dates within 2016, between sixteen and eighteen months from the date of each note issuance.

As of December 31, 2014, the aggregate principal amount of the convertible promissory notes outstanding was $10,000 and accrued interest on the convertible promissory notes totaled $199, resulting in an aggregate carrying value of the notes and accrued interest of $10,199.

In July 2015, the Company issued an additional $5,000 of convertible promissory notes, increasing the aggregate principal amount of convertible promissory notes to $15,000. The notes bore interest at a rate of 8.0% per annum. In connection with its issuance of the convertible promissory notes, the Company extended the maturity date of all outstanding convertible promissory notes to January 2017.

The outstanding convertible promissory notes, and accrued interest thereon, were (1) automatically convertible upon the completion of a qualified public offering, as defined in the agreement, into the Company’s common stock at a conversion price per share equal to the initial public offering price, (2) automatically convertible upon the closing of a qualifying equity financing, as defined in the agreement, into the class and series of shares to be issued to investors participating in the financing at a conversion price per share equal to the price per share paid by the investors, (3) at the option of each holder upon a liquidation event, either (i) to be paid in cash or (ii) convertible into shares of the Company’s Series A preferred stock at the Series A Conversion Price, as specified in the Company’s certificate of incorporation, as amended and restated, (4) due and payable in cash upon an event of default, as defined in the agreement, (5) prepayable at any time without penalty, and (6) convertible into such class and series of capital stock at a price per share as determined between the Company and the holders of the majority of the outstanding notes principal upon the election of such holders if the notes had not been converted or repaid prior to their maturity dates. There were no financial or negative covenants associated with the convertible promissory notes.

On September 2, 2015, in connection with the Company’s issuance of Series B preferred stock, the principal amount of all outstanding convertible promissory notes, aggregating $15,000, and accrued interest thereon, aggregating $798, were automatically converted into 12,284,466 shares of Series B preferred stock at a price of $1.286 per share.